UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2020

Venator Materials PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38176	98-1373159
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Titanium House, Hanzard Drive, Wynyard Park,

Stockton-On-Tees, TS22 5FD, United Kingdom

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: +44 (0) 1740 608 001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Ordinary Shares, par value $0.001 per share	VNTR	New York Stock Exchange

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2020, the Compensation Committee of the Board of Directors of Venator Materials PLC (the “Company”) took the following actions:

Termination of Executive Elective Deferral Plan

The Company terminated the Venator Executive Elective Deferral Plan (the “Executive EDP”), effective December 31, 2020, following a change of control as defined by Internal Revenue Code section 409A, and determined to pay all amounts accrued to the participants in the Executive EDP. Kurt D. Ogden and Russ R. Stolle, each an Executive Vice President of the Company and a named executive officer, are participants in the Executive EDP.

The Executive EDP was adopted on February 13, 2018, to replace and continue the terms of the interim 2017 Supplemental Savings Program established to provide eligible executives retirement benefits based on those previously provided to them by Huntsman Corporation (“Huntsman”) prior to the Company’s separation from Huntsman. Those benefits were previously provided to executives under (i) Huntsman’s 401(k) plan (including matching and nondiscretionary employer contributions) to the extent such contributions to the 401(k) plan were subject to legal limits on the amount of contributions that can be allocated to an individual in a single year, and (ii) Huntsman’s Cash Balance Plan (a tax qualified pension plan) and its Supplemental Executive Retirement Plan (a supplemental non-qualified pension plan). Previously, on April 27, 2020, the Company amended the Executive EDP, to be effective January 1, 2021, to discontinue permitting deferred compensation contributions to the Executive EDP by participants, and to cease making Company contributions to the Executive EDP, and also determined to instead make periodic cash payments to the former EDP participants in lieu of amounts that would have been credited as Company contributions under the Executive EDP. Kurt D. Ogden and Russ R. Stolle will receive such periodic payments in lieu of EDP Company contributions beginning January 1, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENATOR MATERIALS PLC

/s/ SEAN PETTEY
Assistant Secretary

Dated: December 23, 2020